                                                                   EXHIBIT 10.24

[LOGO OF NETSCAPE]



                              AMENDMENT NO. 2 TO

                   NETCENTER SERVICES AGREEMENT-WHITE PAGES
                   ----------------------------------------

                                 No:  004551-2

     This Amendment No. 2 (the "Amendment") is entered into by and between Netscape Communications Corporation, a Delaware corporation, with principal offices at 501 E. Middlefield Road, Mountain View, California 94043 ("Netscape"), and InfoSpace.com, Inc., (formerly known as InfoSpace, Inc.) a Delaware corporation, with principal offices at 15375 North East 90th Street, Redmond, WA 98052 ("Company") and effective as of the date of execution by Netscape ("Amendment Effective Date").

     WHEREAS, the parties have entered into a White Pages Directory Services Agreement effective July 1, 1998, as amended by Amendment No. 1 effective August 7, 1998 (the "Agreement");

     WHEREAS, Company has notified Netscape that it has changed its name to InfoSpace.com, Inc., effective August 25, 1998; and

     WHEREAS, the parties wish to modify and supplement the provisions of such Agreement to reflect Company's change in name and address and to reduce the number of Minimum Clicks;

     NOW, THEREFORE, the parties, in consideration of the terms and conditions herein, agree as follows:

     1. Company's name in the Agreement shall be changed from InfoSpace, Inc. to InfoSpace.com, Inc, a Delaware corporation, with principal offices at 15375 North East 90th Street, Redmond, WA 98052

     2. The number of "Minimum Clicks: [*] set forth in the tenth line on the Summary Cover Sheet (first page) of the Agreement shall be deleted and replaced as follows:

---------------------

     * Confidential Treatment Requested.

"[*]" = omitted, confidential material, which material has been separately filed with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL

          "MINIMUM CLICKS:  [*]"

     3. Section 5.2 of the Agreement shall be deleted in its entirety and replaced as follows:

          "5.2  Minimum Guaranteed Clicks.  During the Service Period, Netscape
                -------------------------
          guarantees that Company shall receive no fewer than a combined total of [*] Clicks for White Pages"

     4. Capitalized terms defined in the Agreement shall have the same meaning in this Amendment as in the Agreement.

     5. Except as explicitly modified, all terms, conditions and provisions of the Agreement shall continue in full force and effect.

     6. In the event of any inconsistency or conflict between the Agreement and this Amendment, the terms, conditions and provisions of this Amendment shall govern and control.

     7. This Amendment and the Agreement constitute the entire and exclusive agreement between the parties with respect to this subject matter. All previous discussions and agreements with respect to this subject matter are superseded by the Agreement and this Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives, effective as of the Amendment Effective Date.


NETSCAPE COMMUNICATIONS                 INFOSPACE.COM, INC.
CORPORATION

By: /s/ Noreen Bergin                   By: /s/ Naveen Jain
   __________________________              ________________________________
          Signature                                   Signature

Name:   Noreen G. Bergin                Name:   Naveen Jain
    _________________________                ______________________________
        Print or Type                                Print or Type

Title:  Senior Vice President           Title:  President & CEO
      _______________________                 _____________________________

Date:   10/12/98                        Date:   10/08/98
      _______________________                 _____________________________

                                              Reviewed By
-----------------------                       NETSCAPE LEGAL
                                              Initial  (illegible)
     * Confidential Treatment Requested.             ----------------

CONFIDENTIAL

                                      -2-